1:
ADVISER AND ADMINISTRATOR
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   FERGUSON WELLMAN
     CAPITAL MANAGEMENT, INC.
   888 SW Fifth Avenue, Suite 1200
   Portland, Oregon 97204

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   David B. Frohnmayer
   James A. Gardner
   Diana P. Herrmann
   Sterling K. Jenson
   Timothy J. Leach
   Raymond H. Lung
   John W. Mitchell
   Patricia L. Moss
   Ralph R. Shaw
   Nancy Wilgenbusch

OFFICERS
   Lacy B. Herrmann, President
   James M. McCullough, Senior Vice President
   Sherri Foster, Vice President
   Diana P. Herrmann, Vice President
   Christine L. Neimeth, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.

ANNUAL
REPORT

DECEMBER 31, 2001

                                     AQUILA

                                    CASCADIA
                                  EQUITY FUND

[Logo of Aquila Cascadia Equity Fund: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]


[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILASM GROUP OF FUNDS

[Logo of Aquila Cascadia Equity Fund: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

                           AQUILA CASCADIA EQUITY FUND

                                  ANNUAL REPORT

                  "WE WERE DOWN - BUT WE'RE FAR FROM BEING OUT"

                                                               February 25, 2002

Dear Fellow Shareholder:

     The year 2001 proved to be an unpleasant one for investors in equity securities. As you might suspect, Aquila Cascadia Equity Fund ended up by having a down year in terms of its share value. However, we want to emphasize to you that the Fund is far from being out in terms of potential for capital appreciation.

     The Fund experienced a decline of -17.57% for Class A Shares, without sales charge, for this Annual Report period from January 1, 2001 through December 31, 2001.

PERSPECTIVE - THROUGH A BIT OF HISTORY

     It is truly hard to appreciate just how relatively young the United States is in terms of its development. And, it is young in terms of development of the Cascadia region.

     It was only approximately 150 years ago - just 4 generations ago - when the Oregon Trail was booming in bringing pioneers to Oregon, Washington, Idaho. It was also about that same period of time that the Mormons began settling Utah and parts of Nevada. The Alaskan Gold Rush took place at about that same time, as did the development of Hawaii through the whaling industry.

     Those people who made their mark just 150 years ago were hardworking pioneers who saw their vision of the future in the Cascadia region. They were entrepreneurial and persistent individuals who flocked to the seven states - Oregon, Washington, Utah, Nevada, Idaho, Alaska and Hawaii - that make up the Cascadia region.

     Today, it is the same type of people who continue to be drawn to the area - young, dynamic, entrepreneurial in nature. As well, they are individuals who prefer the lifestyle characteristics and visualize the opportunities available in the Cascadia region.

     The early pioneers did not have an easy time of it. But, they persisted and overcame. This is the same situation we are faced with now.

     The present-day inhabitants of the Cascadia region bring the experience and optimism that is important to the stability and growth of the area. It is these same traits that have resulted in vibrant, growing companies and exciting new industries in the area.

THE CONTINUED DYNAMISM OF THE CASCADIA REGION

     The reason we continue to be optimistic about the prospects for capital appreciation revolves around this continued dynamism of the Cascadia region of our country.

     It must be fully understood, however, that regional and national economies do not always move upward in a straight line, but have cyclical characteristics to them. This has certainly been the present case with the Cascadia region of our country.

     The current recession that our country is experiencing has hit the Cascadia region especially hard - particularly Oregon and Washington, which are the main stays of our region. Many of the various industry groups, particularly technology, have been hit harder than most. This, in turn, has had an impact of an unpleasant nature on the stock prices of various companies in our portfolio.

     Nevertheless, it is important that we point out that if the seven state region of the Cascadia area were broken out into a separate country, collectively they would represent the 10TH LARGEST ECONOMY IN THE WHOLE WORLD. We believe this is a truly significant statistic since it incorporates the dynamism of the area.

     The  Cascadia  region  provides  dynamic  growth  domestically.  It is  not
subjected  to  international  risks  such  as  currency,  language,   accounting
standards, or other detracting factors which one finds with investing abroad.

     The Cascadia region presents significant investment opportunities. There are presently over 300 publicly-owned companies of all sizes in the area, with this number growing all the time.

     Of equal importance, is the fact that many of the companies in the Cascadia region possess exciting potential, though remain relatively unknown by Wall Street. This provides the Fund's portfolio manager with an opportunity to achieve "growth at a reasonable price" for our investors. In many instances we can do so without having to pay up in market price. The overall price earnings ratio for the Fund has generally tended to be lower than that of various other equity funds, which, in our judgment, makes the Fund more accurately valued.

     The point that it is most important for us to appreciate is that WE MAY BE DOWN, BUT WE ARE FAR FROM OUT. The characteristics of the Cascadia region will again give us capital appreciation prospects.

PORTFOLIO MANAGEMENT ADVANTAGE

     In our judgment, one of the biggest benefits afforded to the shareholders of the Aquila Cascadia Equity Fund is the strategic location of our portfolio management team. The portfolio manager of the Fund is located in Portland, Oregon.

     This base of operation provides the portfolio manager with the opportunity to be well familiar with various firms represented within the portfolio and those under consideration for potential investment.

TOP TEN HOLDINGS

     Listed below are the top ten common stock holdings of Aquila Cascadia Equity Fund as at December 31, 2001. As we have mentioned in the past, these holdings will vary in character and amount over time. However, we try to have the right selection process and diversification to produce the kind of positive results we would like to have for our shareholders.

                                TOP TEN HOLDINGS

                             PERCENT
     COMPANY               OF NET ASSETS      STATE      MARKET SECTOR

     Costco Wholesale           5.0%            WA       Consumer Discretionary
     Microsoft                  4.9%            WA       Technology
     Paccar                     4.2%            WA       Industrials
     Intel                      3.9%            CA       Technology
     Washington Mutual          3.8%            WA       Finance
     Starbucks                  3.6%            WA       Consumer Staples
     Immunex                    3.3%            WA       Healthcare
     Mentor Graphics            3.1%            OR       Technology
     Kroger                     3.1%            OH       Consumer Staples
     Southwest Gas              3.0%            NV       Utilities

DIVERSIFICATION OF THE FUND

     In addition to showing you the top ten holdings of the Fund, we are presenting below the portfolio diversification by states and by market sector of the Fund.

[Graphic of a pie chart with the following information:]

        PORTFOLIO DISTRIBUTION BY MARKET SECTOR
         Technology                        22%
         Utilities                          6%
         Other                              3%
         Basic Materials                    5%
         Industrials                        8%
         Communication Services             7%
         Consumer Discretionary            17%
         Consumer Staples                   3%
         Energy                             6%
         Finance                           12%
         Healthcare                        11%

[Graphic of a pie chart with the following information:]

            PORTFOLIO DISTRIBUTION BY REGION
         Hawaii                             5%
         Idaho                              2%
         Nevada                             5%
         Oregon                            15%
         Washington                        45%
         Utah                               6%
         Other                             22%


YOUR CONTINUED CONFIDENCE IS APPRECIATED

     As mentioned, we continue to be enthusiastic about the Cascadia region of our country and for the growth prospects for investments in the area. We also have great faith in the style and approach of the portfolio management of the Fund. We are most appreciative of the trust you have placed in the Fund through your investment. You can be assured that we will continue to do our best to merit your continued confidence.

                                                     Sincerely,
                                                     /s/  Lacy B. Herrmann
                                                     ---------------------
                                                     Lacy B. Herrmann
                                                     President and Chairman
                                                       of the Board of Trustees

In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains, if any. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. A portion of management fees is being waived. Returns would be less if sales charges and management fees were fully applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discuss the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                               PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Cascadia Equity Fund (the "Fund") since the commencement of its investment operations on September 9, 1996 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 2001 as compared with a hypothetical similar-size investment in the S & P500 Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity securities based on growth at a reasonable price with a value bias. The Fund's universe of companies are primarily within the seven state "Cascadia" region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index (calculated by Standard and Poor's) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The performance of the Index is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. The S & P500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

                                           Fund's Class A Shares
         S & P 500 Index       With Sales Charge        Without Sales Charge
9/96         $10,000                 $9,600                    $10,000
12/96        $11,444                $10,303                    $10,758
12/97        $15,262                $12,546                    $13,100
12/98        $19,623                $13,256                    $13,842
12/99        $23,753                $15,899                    $16,601
12/00        $21,590                $15,662                    $16,354
12/01        $19,024                $12,910                    $13,481


                                    AVERAGE ANNUAL TOTAL RETURN
                                FOR PERIODS ENDED DECEMBER 31, 2001
                                -----------------------------------
                                                            SINCE
                                 1 YEAR       5 YEARS     INCEPTION
                                --------     ---------   ----------

Class A (9/9/96)
   With Sales Charge .......    (21.09)%        3.73%       4.93%
   Without Sales Charge ....    (17.57)%        4.63%       5.78%

Class C (9/9/96)
   With CDSC ...............    (19.00)%        3.84%       5.04%
   Without CDSC ............    (18.18)%        3.84%       5.04%

Class Y (9/9/96)
   No Sales Charge .........    (17.36)%        4.85%       6.01%

S&P 500 Index ..............    (11.88)%      10.70%       12.78% (Class A, C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.25% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FUND PERFORMANCE

     For the twelve months ended December 2001, the Aquila Cascadia Equity Fund's Class A shares had a total return of -17.57%. The S&P 500 was down -11.88%.

     Our commitment to the Technology Sector, primarily Semiconductors, as well as our substantial investment in Biotech was responsible for our under-performance relative to the S&P 500. Telecom Services also contributed to weakness. Due to the relatively high presence of semiconductors and biotech in the investment region, the Fund has always maintained a material exposure to these industries.

     Taking  advantage  of the 4th  quarter  rally  in the  industry,  the  Fund moderated its commitment to semiconductors at year-end. Some of the sale proceeds were reinvested in the Technology Sector, while the majority of these funds were redeployed in several cyclical sectors. Some new additions to the Fund were Expeditors International, Flir Systems, International Game Technologies, Plum Creek Timber, and Washington Federal. We also added to positions in AT&T Wireless, Columbia Sportswear, and Mentor Graphics. These positions were increased due to favorable valuations, as well increasing the diversification into more consumer orientated industries that would be leveraged to an economic recovery.

     Other positions that were sold from the Fund included Alaska Airlines and Boeing. These were two industries that we believe will be fundamentally changed as a result of the 9/11 disaster. Furthermore, Boeing also suffered a setback when the Joint Strike Fighter contact was awarded to Lockheed Martin.

ECONOMIC OUTLOOK

     The economy entered recession during the Spring of 2001, and with the 9/11 disaster, unemployment began to reach levels not seen since the last recession. Our economic outlook calls for modest GDP growth starting in the 2nd quarter of 2002, but with no meaningful acceleration until the end of 2002. We believe that this forecast is realistic due to the dramatic easing the Federal Reserve executed throughout 2001, and substantial fiscal policy (Government spending and tax cuts) that is now in the pipeline. In fact, numerous key leading economic indicators are already showing some positive signs.

THE REGION

     With the region's economic health heavily tied to technology, forest products, and travel/tourism, the second half of 2001 has not been friendly. Overcapacity in technology products/production facilities, as well as the dramatic slowdown in travel due to 9/11, has led to a high number of layoffs with the State of Oregon experiencing the highest unemployment in the nation.

     Some signs of stabilization have emerged in late 2001. Increased defense spending, a pick-up of consumer electronics demand, and reductions of inventory all point to signs that the region's slowdown may be coming to an end. However, we believe that resumption of growth in the region may lag that of the national economy.

CONCLUSION/OUTLOOK

     We maintain that we are in the midst of a cyclical recovery in the stock market. However, after the strong performance in the 4th quarter of 2001, stock selection and valuation will be key. The Cascadia Fund has increased exposure to Consumer Cyclicals while remaining overweight technology and biotechnology. Utilities and Basic Materials also represent over-weighted sectors. This "bar-belled" approach to both aggressive and defensive names should serve the Fund well over the next twelve months.

     In a transition period for the market, it is important to revisit the reason for a fund like Cascadia. The seven state region is home to some of the most dynamic companies in the world. We will continue to allocate the portfolio around a core group of large, diversified companies within the region. The portfolio is built to attain high growth, with a reasonable amount of risk. We continue to believe that this "basket" of Cascadia stocks represents the best way for investors in our region to invest in their own backyard.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the AquilaSM Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the AquilaSM Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the AquilaSM Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP:four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund, including the statement of investments, as of December 31, 2001, and the related statement of operations for the period from April 1, 2001 to December 31, 2001 and the year ended March 31, 2001, the statements of changes in net assets for the period from April 1, 2001 to December 31, 2001 and the two years ended March 31, 2001 and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of December 31, 2001, the results of its operations for the period from April 1, 2001 to December 31, 2001 and the year ended March 31, 2001, the changes in its net assets for the period from April 1, 2001 to December 31, 2001 and the two years ended March 31, 2001 and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
-------------
KPMG LLP

New York, New York
February 1, 2002

                           AQUILA CASCADIA EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2001

                                                                       MARKET
  SHARES      COMMON STOCKS - 97.1%                                     VALUE
---------     ---------------------------------------------------   ------------

              BASIC MATERIALS - 4.5%

              PAPER & FOREST PRODUCTS - 4.5%
   22,250     Longview Fibre Co. ................................   $    262,773
    5,000     Weyerhaeuser Co. ..................................        270,400
                                                                    ------------
                                                                         533,173
                                                                    ------------

              COMMUNICATION SERVICES - 7.3%

              TELECOM - WIRELESS - 3.8%
   25,000     At&T Wireless Group+ ..............................        359,250
    3,500     Western Wireless Communications Corp.+ ............         98,875
                                                                    ------------
                                                                         458,125
                                                                    ------------

              TELEPHONE - 3.5%
    9,500     Qwest Communications International, Inc. ..........        134,235
    6,000     Verizon Communications, Inc. ......................        284,760
                                                                    ------------
                                                                         418,995
                                                                    ------------

              CONSUMER DISCRETIONARY - 16.9%

              APPAREL - 2.0%
    7,250     Columbia Sportswear Co. + .........................        241,425
                                                                    ------------

              CASINOS & GAMING - 2.4%
    4,200     International Game Technology+ ....................        286,860
                                                                    ------------

              FOOTWEAR - 2.6%
    5,500     Nike, Inc. (Class B) ..............................        309,320
                                                                    ------------

              HEALTH/FITNESS EQUIPMENT - 1.2%
    4,700     Direct Focus, Inc.+ ...............................        146,640
                                                                    ------------

              RESTAURANTS - 3.7%
   22,800     Starbucks Corp. + .................................        434,340
                                                                    ------------

              RETAIL - GENERAL MERCHANDISE/SPECIALTY - 5.0%
   13,400     Costco Wholesale Corp.+ ...........................        594,692
                                                                    ------------

              CONSUMER STAPLES - 3.1%

              RETAIL - FOOD CHAINS - 3.1%
   17,816     Kroger Co. + ......................................        371,820
                                                                    ------------

              ENERGY - 6.3%

              DRILLING - 1.2%
    4,250     Noble Drilling Corp. + ............................        144,670
                                                                    ------------

              OIL - DOMESTIC - 1.8%
    3,500     Phillips Petroleum Co. ............................   $    210,910
                                                                    ------------

              OIL & GAS EXPLORATION AND PRODUCTION - 1.6%
    5,000     Burlington Resources, Inc. ........................        187,700
                                                                    ------------

              OIL - INTEGRATED - 1.7%
    2,310     ChevronTexaco Corp. ...............................        206,999
                                                                    ------------

              FINANCE - 12.3%

              BANKS - MAJOR REGIONAL - 4.3%
   13,156     U.S. Bancorp ......................................        275,355
    5,500     Wells Fargo & Co. .................................        238,975
                                                                    ------------
                                                                         514,330
                                                                    ------------

              COMMERCIAL BANK - 0.8%
    4,100     City Bank (Lynnwood, WA) ..........................         98,236
                                                                    ------------

              DIVERSIFIED FINANCIALS - 1.5%
    3,500     Citigroup, Inc. ...................................        176,680
                                                                    ------------

              REAL ESTATE INVESTMENT TRUST EQUITY - SPECIALTY - 0.9%%
    4,000     Plum Creek Timber Co., Inc. .......................        113,400
                                                                    ------------

              SAVINGS & LOAN - 4.8%
    4,300     Washington Federal, Inc. ..........................        110,854
   14,062     Washington Mutual, Inc. ...........................        459,827
                                                                    ------------
                                                                         570,681
                                                                    ------------

              INDUSTRIALS - 7.5%

              AIR FREIGHT & COURIER - 2.2%
    4,600     Expeditors International of Washington, Inc. ......        261,970
                                                                    ------------

              CONSUMER DISCRETIONARY - 1.1%
    6,000     Monaco Coach Corp.+ ...............................        131,220
                                                                    ------------

              TRUCKS & PARTS - 4.2%
    7,630     PACCAR, Inc. ......................................        500,681
                                                                    ------------

              HEALTHCARE - 11.2%

              BIOTECH - 9.6%
   10,500     Corixa Corp. + ....................................        158,235
    5,500     ICOS Corp. + ......................................        315,920
   14,200     Immunex Corp. + ...................................        393,482
    5,300     Myriad Genetics, Inc.+ ............................   $    278,992
                                                                    ------------
                                                                       1,146,629
                                                                    ------------

              DRUGS - MAJOR - 1.6%
    5,000     NPS Pharmaceuticals, Inc.+ ........................        191,500
                                                                    ------------

              TECHNOLOGY - 21.9%

              COMPUTER HARDWARE & SOFTWARE SERVICES - 8.4%
   15,200     Advanced Digital Information Corp.+ ...............        243,808
    8,200     InFocus Corp. + ...................................        180,564
    8,800     Microsoft Corp.+ ..................................        583,176
                                                                    ------------
                                                                       1,007,548
                                                                    ------------

              ELECTRONICS - 12.5%
   15,000     Intel Corp. .......................................        471,750
   12,500     Lattice Semiconductor Corp. + .....................        257,125
   15,800     Mentor Graphics Corp. + ...........................        372,406
    7,000     Micron Technology, Inc. + .........................        217,000
   14,000     Triquint Semiconductor, Inc.+ .....................        171,640
                                                                    ------------
                                                                       1,489,921
                                                                    ------------

              ELECTRONIC EQUIPMENT/INSTRUMENT - 1.0%
    3,300     FLIR Systems, Inc. + ..............................        125,136
                                                                    ------------

              UTILITIES - 6.1%

              ENERGY SERVICES - 2.4%
   11,500     Questar Corp. .....................................        288,075
                                                                    ------------

              NATURAL GAS - 3.7%
   16,300     Southwest Gas Corp. ...............................        364,305
    3,000     Williams Companies, Inc. ..........................         76,560
                                                                    ------------
                                                                         440,865
                                                                    ------------

              Total Common Stocks (cost $9,246,529*) ....   97.1%     11,602,541
              Other assets less liabilities .............    2.9         351,893
                                                           ------   ------------
              Net Assets ................................  100.0%   $ 11,954,434
                                                           ======   ============


              * Cost for Federal tax purposes is identical.
              + Non-income producing security.

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
   Investments at market value (cost $9,246,529) .........................................   $ 11,602,541
   Cash ..................................................................................        756,756
   Receivable for investment securities sold .............................................        129,071
   Dividends receivable ..................................................................          7,421
   Receivable for Fund shares sold .......................................................          1,883
                                                                                             ------------
   Total assets ..........................................................................     12,497,672
                                                                                             ------------
LIABILITIES

   Payable for securities purchased ......................................................        512,702
   Payable for Fund shares redeemed ......................................................          5,005
   Distribution fees payable .............................................................          4,227
   Management fees payable ...............................................................          2,130
                                                                                             ------------
   Accrued expenses ......................................................................         19,174
                                                                                             ------------
   Total liabilities .....................................................................        543,238
                                                                                             ------------
NET ASSETS ...............................................................................   $ 11,954,434
                                                                                             ============

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares
      par value $.01 per share ...........................................................   $      7,896
   Additional paid-in capital ............................................................      9,782,688
   Net unrealized appreciation on investments (note 4) ...................................      2,356,012
   Accumulated net realized loss on investments ..........................................       (192,162)
                                                                                             ------------
                                                                                             $ 11,954,434
                                                                                             ============

CLASS A

   Net Assets ............................................................................   $  1,561,084
                                                                                             ============
   Capital shares outstanding ............................................................        103,564
                                                                                             ============
   Net asset value and redemption price per share ........................................   $      15.07
                                                                                             ============
   Offering price per share (100/95.75 of $15.07 adjusted to nearest cent) ...............   $      15.74
                                                                                             ============

CLASS C

   Net Assets ............................................................................   $  1,323,304
                                                                                             ============
   Capital shares outstanding ............................................................         91,331
                                                                                             ============
   Net asset value and offering price per share ..........................................   $      14.49
                                                                                             ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) .........................................   $      14.49*
                                                                                             ============

CLASS Y

   Net Assets ............................................................................   $  9,070,046
                                                                                             ============
   Capital shares outstanding ............................................................        594,722
                                                                                             ============
   Net asset value, offering and redemption price per share ..............................   $      15.25
                                                                                             ============

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                             STATEMENT OF OPERATIONS

                                                                    NINE MONTHS ENDED                       YEAR ENDED
                                                                    DECEMBER 31, 2001                     MARCH 31, 2001
                                                               ---------------------------         ----------------------------
INVESTMENT INCOME:

   Dividends ..............................................                    $   103,041                         $    148,083

EXPENSES:
   Advisory and Administrative fees (note 3) ..............    $    74,834                             129,697
   Sub-Advisory fees (note 3) .............................         65,480                             113,165
   Legal fees .............................................         27,409                              39,172
   Trustees' fees and expenses ............................         18,751                              22,147
   Registration fees ......................................         15,399                              13,652
   Distribution and service fees (note 3) .................         14,095                              25,286
   Shareholders' reports ..................................         14,083                              20,339
   Audit and accounting fees ..............................         13,874                              13,955
   Transfer and shareholder servicing agent fees ..........          8,297                              12,415
   Amortization of organization expenses (note 2) .........          8,190                              19,666
   Custodian fees .........................................          1,936                               1,981
   Miscellaneous ..........................................          7,420                               6,858
                                                               -----------                         -----------
   Total expenses .........................................        269,768                             418,333

   Advisory and Administrative fees waived (note 3) .......        (60,530)                            (88,034)
   Sub-Advisory fees waived (note 3) ......................        (51,175)                            (71,502)
   Expenses paid indirectly (note 6) ......................        (17,793)                             (3,535)
                                                               -----------                         -----------
   Net expenses ...........................................                        140,270                              255,262
                                                                               -----------                         ------------
   Net investment loss ....................................                        (37,229)                            (107,179)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions ...       (192,161)                            204,533
  Change in unrealized appreciation on investments ........        132,252                          (5,931,168)
                                                               -----------                         -----------
  Net realized and unrealized gain (loss) on
    investments ...........................................                        (59,909)                          (5,726,635)
                                                                               -----------                         ------------
  Net decrease in net assets resulting from operations ....                    $   (97,138)                        $ (5,833,814)
                                                                               ===========                         ============

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                NINE MONTHS ENDED    YEAR ENDED         YEAR ENDED
                                                                DECEMBER, 31 2001  MARCH 31, 2001     MARCH 31, 2000
                                                                -----------------  --------------     --------------
OPERATIONS:
   Net investment loss .......................................    $    (37,229)     $   (107,179)      $    (67,755)
   Net realized gain (loss) from securities transactions .....        (192,161)          204,533          1,233,868
   Change in unrealized appreciation on investments ..........         132,252        (5,931,168)         5,038,882
                                                                  ------------      ------------       ------------
      Change in net assets from operations ...................         (97,138)       (5,833,814)         6,204,995
                                                                  ------------      ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
   Class A Shares:
   Net realized gain on investments ..........................         (26,780)          (34,264)           (81,288)

   Class C Shares:
   Net realized gain on investments ..........................         (23,667)          (36,848)           (58,813)

   Class Y Shares:
   Net realized gain on investments ..........................        (153,988)         (206,768)          (504,879)
                                                                  ------------      ------------       ------------
      Change in net assets from distributions ................        (204,435)         (277,880)          (644,980)
                                                                  ------------      ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold .................................         332,939         1,543,848            626,528
   Reinvested distributions ..................................         146,004           195,532            450,542
   Cost of shares redeemed ...................................      (1,078,118)       (1,347,690)        (3,778,681)
                                                                  ------------      ------------       ------------
      Change in net assets from capital share transactions ...        (599,175)          391,690         (2,701,611)
                                                                  ------------      ------------       ------------
      Change in net assets ...................................        (900,748)       (5,720,004)         2,858,404

NET ASSETS:
   Beginning of period .......................................      12,855,182        18,575,186         15,716,782
                                                                  ------------      ------------       ------------
   End of period .............................................    $ 11,954,434      $ 12,855,182       $ 18,575,186
                                                                  ============      ============       ============

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

     Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

     The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 31, 2000 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 2001 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. On May 7, 2001, the Board of Trustees approved a change in the Fund's fiscal year end from March 31 to December 31.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d)   ORGANIZATION  EXPENSES:  The  Fund's  organizational   expenses  have  been
     amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Management   affairs  of  the  Fund  are  conducted  through  two  separate management arrangements.

     Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

     The Fund  also  has an  Investment  Sub-Advisory  Agreement  with  Ferguson
Wellman Capital Management, Inc. (formerly Ferguson, Wellman, Rudd, Purdy and Van Winkle, Inc.) (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

     For the nine months ended December 31, 2001, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $74,834 and $65,480 respectively, of which amounts $60,530 and $51,175 respectively, were voluntarily waived.

     Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the nine months ended December 31, 2001, service fees on Class A Shares amounted to $2,955, of which the Distributor received $269.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the nine months ended December 31, 2001, amounted to $8,355. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the nine month ended December 31, 2001, amounted to $2,785. The total of these payments with respect to Class C Shares amounted to $11,140 of which the Distributor received $4,324.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the nine months ended December 31, 2001, total commissions on sales of Class A Shares amounted to $3,135 of which the Distributor received $2.

4. PURCHASES AND SALES OF SECURITIES

     For the nine months ended December 31, 2001, purchases of securities and proceeds from the sales of securities aggregated $2,586,075 and $3,842,244, respectively.

     At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,775,419 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $419,407 for a net unrealized appreciation of $2,356,012.

     At December 31, 2001, the Fund has a capital loss carryover of $192,162, which, if not offset by future net realized security gains will expire on December 31, 2009.

5. DISTRIBUTIONS

     The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually and are taxable.

     Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

   Transactions in Capital Shares of the Fund were as follows:


                                         NINE MONTHS ENDED                      YEAR ENDED
                                         DECEMBER 31, 2001                   MARCH 31, 2001
                                    ----------------------------       ----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
                                    -----------      -----------       -----------      -----------
CLASS A SHARES:
   Proceeds from shares sold ...         11,118      $   168,829            28,597      $   559,767
   Reinvested dividends and
      distributions ............          1,213           18,307             1,319           23,917
   Cost of shares redeemed .....        (17,187)        (260,367)           (4,819)         (92,450)
                                    -----------      -----------       -----------      -----------
      Net change ...............         (4,856)         (73,231)           25,097          491,234
                                    -----------      -----------       -----------      -----------

CLASS C SHARES:
   Proceeds from shares sold ...          4,837           74,685            29,817          579,178
   Reinvested dividends and
      distributions ............            198            2,875               223            3,926
   Cost of shares redeemed .....        (23,850)        (357,069)          (12,829)        (220,766)
                                    -----------      -----------       -----------      -----------
      Net change ...............        (18,815)        (279,509)           17,211          362,338
                                    -----------      -----------       -----------      -----------

CLASS Y SHARES:
   Proceeds from shares sold ...          5,625           89,425            19,392          404,903
   Reinvested dividends and
      distributions ............          8,185          124,822             9,168          167,689
   Cost of shares redeemed .....        (30,327)        (460,682)          (55,931)      (1,034,474)
                                    -----------      -----------       -----------      -----------
      Net change ...............        (16,517)        (246,435)          (27,371)        (461,882)
                                    -----------      -----------       -----------      -----------

Total transactions in Fund
   shares ......................        (40,188)     $  (599,175)           14,937      $   391,690
                                    ===========      ===========       ===========      ===========

                           AQUILA CASCADIA EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             CLASS A
                                                         ---------------------------------------------------------------------------
                                                         PERIOD(2)                       YEAR ENDED MARCH 31,              PERIOD(1)
                                                           ENDED         ---------------------------------------------       ENDED
                                                         12/31/01          2001         2000         1999        1998       3/31/97
                                                         --------        --------      ------       ------      ------     ---------
Net asset value, beginning of period ..............       $15.45          $22.72       $16.46       $16.89      $12.95      $12.00
                                                         --------        --------      ------       ------      ------      ------

Income (loss) from investment operations:
   Net investment loss ............................       (0.06)          (0.14)       (0.10)          -           -           -
   Net gain (loss) on securities
      (both realized and unrealized) ..............       (0.06)          (6.81)        7.05        (0.43)       3.94        0.95
                                                         --------        --------      ------       ------      ------      ------

   Total from investment operations ...............       (0.12)          (6.95)        6.95        (0.43)       3.94        0.95
                                                         --------        --------      ------       ------      ------      ------

Less distributions (note 5):
   Distributions from capital gains ...............       (0.26)          (0.32)       (0.69)          -           -           -
                                                         --------        --------      ------       ------      ------      ------

Net asset value, end of period ....................       $15.07          $15.45       $22.72       $16.46      $16.89      $12.95
                                                         ========        ========      ======       ======      ======      ======
Total return (not reflecting sales charge) ........      (0.76)%+        (30.78)%      43.07%       (2.55)%     30.42%      7.92%+

Ratios/supplemental data
   Net assets, end of period
      (in thousands) ..............................       $1,561          $1,675       $1,893       $2,119      $2,709      $1,615
   Ratio of expenses to average
      net assets ..................................       1.79%*           1.66%       1.67%         1.92%       1.77%      1.34%*
   Ratio of net investment loss
      to average net assets .......................      (0.69)%*         (0.75)%      (0.53)%      (0.25)%     (0.18)%     (0.16)%*

   Portfolio turnover rate ........................       21.23%+         28.77%       37.46%       26.62%      29.38%      3.53%+

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the
Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average
      net assets ..................................       2.79%*           2.61%        2.44%        2.37%       2.76%      4.63%*
   Ratio of net investment loss to
      average net assets ..........................      (1.69)%*         (1.70)%      (1.30)%      (0.70)%     (1.17)%     (3.45)%*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average
      net assets ..................................       1.60%*           1.63%        1.65%        1.80%       1.75%      1.18%*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
(2) For the period April 1, 2001 through December 31, 2001.

 +   Not annualized.
 *   Annualized.

                                                                                             CLASS C
                                                         ---------------------------------------------------------------------------
                                                         PERIOD(2)                       YEAR ENDED MARCH 31,              PERIOD(1)
                                                           ENDED         ---------------------------------------------       ENDED
                                                         12/31/01          2001         2000         1999        1998       3/31/97
                                                         --------        --------      ------       ------      ------     ---------
Net asset value, beginning of period ..............       $14.95          $22.18       $16.21       $16.76      $12.95      $12.00
                                                         --------        --------      ------       ------      ------      ------
Income (loss) from investment operations:
   Net investment loss ............................       (0.14)          (0.28)       (0.24)         -            -           -
   Net gain (loss) on securities
      (both realized and unrealized) ..............       (0.06)          (6.63)        6.90        (0.55)       3.81        0.95
                                                         --------        --------      ------       ------      ------      ------
   Total from investment operations ...............       (0.20)          (6.91)        6.66        (0.55)       3.81        0.95
                                                         --------        --------      ------       ------      ------      ------
Less distributions (note 5):
   Distributions from capital gains ...............       (0.26)          (0.32)       (0.69)          -           -           -
                                                         --------        --------      ------       ------      ------      ------
Net asset value, end of period ....................       $14.49          $14.95       $22.18       $16.21      $16.76      $12.95
                                                         ========        ========      ======       ======      ======      ======
Total return (not reflecting sales charge) ........      (1.32)%+        (31.35)%      41.94%       (3.28)%     29.42%      7.92%+

Ratios/supplemental data
   Net assets, end of period
      (in thousands) ..............................       $1,323          $1,646       $2,061       $1,396       $968        $350
   Ratio of expenses to average
      net assets ..................................       2.54%*           2.40%        2.42%        2.65%       2.53%      1.38%*
   Ratio of net investment loss
      to average net assets .......................      (1.45)%*         (1.50)%      (1.30)%      (1.00)%     (0.96)%     (0.16)%*

   Portfolio turnover rate ........................       21.23%+         28.77%       37.46%       26.62%      29.38%      3.53%+

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the
Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average
      net assets ..................................       3.55%*           3.35%        3.20%        3.09%        3.53%       5.39%*
   Ratio of net investment loss to
      average net assets ..........................      (2.45)%*         (2.45)%      (2.08)%      (1.44)%      (1.96)%    (4.17)%*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average
      net assets ..................................       2.35%*           2.38%        2.40%        2.54%       2.51%      1.22%*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
(2) For the period April 1, 2001 through December 31, 2001.

 +   Not annualized.
 *   Annualized.

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                  CLASS Y
                                                                       -------------------------------------------------------------
                                                                       PERIOD(2)            YEAR ENDED MARCH 31,           PERIOD(1)
                                                                        ENDED     --------------------------------------     ENDED
                                                                       12/31/01     2001       2000      1999      1998     3/31/97
                                                                       --------   --------    ------    ------    ------   ---------
Net asset value, beginning of period ................................   $15.60     $22.89     $16.55    $16.94    $12.96    $12.00
                                                                       --------   --------    ------    ------    ------    ------

Income (loss) from investment operations:
   Net investment loss ..............................................   (0.03)     (0.10)     (0.05)       -         -         -
   Net gain (loss) on securities (both realized and unrealized) .....   (0.06)     (6.87)      7.08     (0.39)     3.98      0.96
                                                                       --------   --------    ------    ------    ------    ------
   Total from investment operations .................................   (0.09)     (6.97)      7.03     (0.39)     3.98      0.96
                                                                       --------   --------    ------    ------    ------    ------

Less distributions (note 5):
   Distributions from capital gains .................................   (0.26)     (0.32)     (0.69)       -         -         -
                                                                       --------   --------    ------    ------    ------    ------
Net asset value, end of period  .....................................   $15.25     $15.60     $22.89    $16.55    $16.94    $12.96
                                                                       ========   ========    ======    ======    ======    ======

Total return (not reflecting sales charge) ..........................  (0.56)%+   (30.64)%    43.32%    (2.30)%   30.71%    8.00%+

Ratios/supplemental data
   Net assets, end of period (in thousands) .........................   $9,070     $9,534     $14,621   $12,202   $12,649   $7,393
   Ratio of expenses to average net assets ..........................   1.54%*      1.41%      1.42%      1.66%    1.52%    1.40%*
   Ratio of net investment income (loss) to average net assets ......  (0.44)%*    (0.52)%    (0.28)%      -       0.07%    (0.16)%*
   Portfolio turnover rate ..........................................   21.23%+    28.77%     37.46%     26.62%   29.38%    3.53%+

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the
Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average net assets ..........................    2.54%*     2.35%      2.20%     2.11%     2.51%     4.38%*
   Ratio of net investment loss to average net assets ...............  (1.44)%*   (1.46)%     (1.06)%   (0.45)%   (0.92)%   (3.14)%*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ..........................    1.35%*     1.39%      1.40%     1.55%     1.50%     1.24%*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
(2) For the period April 1, 2001 through December 31, 2001.

 +   Not annualized.
 *   Annualized.


                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                             NUMBER OF
                     POSITIONS                                                              PORTFOLIOS
                     HELD WITH                                                                IN FUND
NAME,                FUND AND             PRINCIPAL                                          COMPLEX    OTHER
ADDRESS(2)           LENGTH OF            OCCUPATION(S)                                      OVERSEEN   DIRECTORSHIPS
AND DATE OF BIRTH    SERVICE(3)           DURING PAST 5 YEARS                               BY TRUSTEE  HELD BY TRUSTEE
-------------------  -------------------  ------------------------------------------------  ----------  ----------------------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann     President and        Founder and Chairman of the Board, Aquila             14      Director or Trustee,
New York, NY         Chairman of the      Management Corporation, the sponsoring                        OCC Cash Reserves, Inc.,
(05/12/29)           Board of Trustees    organization and Manager or Administrator                     OCC Accumulation Trust,
                     since 1996           and/or Adviser or Sub-Adviser to the Aquilasm                 Oppenheimer Quest
                                          Group of Funds(5) and Founder, Chairman                       Value Funds Group,
                                          of the Board of Trustees and (currently or until              Oppenheimer Small Cap
                                          1998) President of each since its establishment,              Value Fund, Oppenheimer
                                          beginning in 1984; Director, Aquila                           Midcap Fund, and
                                          Distributors, Inc., distributor of the above                  Oppenheimer Rochester
                                          funds, since 1981 and formerly Vice President                 Group of Funds, each of
                                          or Secretary, 1981-1998; President and a                      which is an open-end
                                          Director, STCM Management Company, Inc.,                      investment company.
                                          sponsor and investment adviser to Capital
                                          Cash Management Trust and Capital Cash U.S.
                                          Government Securities Trust; Trustee Emeritus,
                                          Brown University and active in university,
                                          school and charitable organizations.

Diana P. Herrmann    Trustee since 1996   President and Chief Operating Officer of the          9       None
New York, NY         and Vice President   Manager since 1997, a Director since 1984,
(02/25/58)           since 1997           Secretary since 1986 and previously its
                                          Executive Vice President, Senior Vice President
                                          or Vice President, 1986-1997; President,
                                          Senior Vice President or Executive Vice
                                          President of the Aquilasm Group of Funds since
                                          1986; Director, the Distributor since 1997;
                                          Trustee, Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private Equity Series,
                                          1998-2000; active in mutual fund and
                                          trade organizations and in charitable and
                                          volunteer organizations.

NON-INTERESTED TRUSTEES

David B. Frohnmayer  Trustee since 1997   President, University of Oregon since 1994;           2       Director, Umpqua
Eugene, OR                                former Dean, University of Oregon Law                         Holding Company
(07/09/40)                                School and former Attorney General of the                     (banking)
                                          State of Oregon.

James A. Gardner     Trustee since 1996   President, Gardner Associates, an investment          2         None
Terrebonne, OR                            and real estate firm, since 1989; Partner,
(07/06/43)                                the Canyons Ranch, a real estate firm, since
                                          1991; President Emeritus, Lewis and Clark
                                          College and Law School; Director, Oregon
                                          High Desert Museum since 1989; active in
                                          civic, business, educational and church
                                          organizations in Oregon.

                                                                                             NUMBER OF
                     POSITIONS                                                              PORTFOLIOS
                     HELD WITH                                                                IN FUND
NAME,                FUND AND             PRINCIPAL                                          COMPLEX    OTHER
ADDRESS(2)           LENGTH OF            OCCUPATION(S)                                      OVERSEEN   DIRECTORSHIPS
AND DATE OF BIRTH    SERVICE(3)           DURING PAST 5 YEARS                               BY TRUSTEE  HELD BY TRUSTEE
-------------------  -------------------  ------------------------------------------------  ----------  ----------------------------

Sterling K. Jenson   Trustee since 1999   Senior Managing Director, Wells Capital               2       None
Farmington, UT                            Management, 2001-present; Managing
(07/19/52)                                Principal, Wells Fargo - Institutional Asset
                                          Management, 2000-2001; President and
                                          Chief Executive Officer, First Security
                                          Investment Management, 1995-2000;
                                          member of various investment related and
                                          charitable organizations.

Timothy J. Leach     Trustee since 2001   Executive Vice President & Chief Investment           2       None
San Francisco, CA                         Officer, Private Asset Management Group,
(08/28/55)                                Wells Fargo Bank, San Francisco, CA, 1999-
                                          present; President and Chief Investment
                                          Officer, ABN Amro Asset Management (USA),
                                          1998-1999; President & Chief Investment
                                          Officer, Qualivest Capital Management Inc.
                                          and Senior Vice President & Chief Investment
                                          Officer, Trust & Investment Group, US
                                          Bancorp, Portland, OR, 1994-1998.

Raymond H. Lung      Trustee since 1996   Retired; Trustee, Qualivest Group of Funds,           2       None
Portland, OR                              1994-1997; former Executive Vice President
(12/24/26)                                and Executive Trust Officer, U.S. National
                                          Bank of Oregon; previously active in bank
                                          trade organizations and Director of certain
                                          Pacific Northwest companies.

John W. Mitchell     Trustee since 1999   Principal of M & H Economic Consultants;              2       None
Portland, OR                              Economist, Western Region, for U. S. Bancorp
(07/13/44)                                since 1998; Chief Economist, U.S. Bancorp,
                                          Portland, Oregon, 1983-1998; Member of
                                          the Oregon Governor's Council of Economic
                                          Advisors, 1984-1998; Chairman of the
                                          Oregon Governor's Technical Advisory
                                          Committee for Tax Review in 1998.

Ralph R. Shaw        Trustee since 2000   General Partner, Shaw Management Company,             2       Director of Schnitzer
Portland, OR                              an investment counseling firm, since 1980, of                 Steel Industries, Inc.,
(08/23/38)                                Shaw Venture Partners since 1982, of Shaw                     Magni Systems, Inc.,
                                          Venture Partners II since 1987 and of Shaw                    Severon Corporation
                                          Venture Partners III since 1994 (US Bancorp,                  (formerly Micromonitors,
                                          parent of the Sub-Adviser, is a limited partner               Inc.), Integra Telecom,
                                          in the last three ventures); active in local                  Inc. (formerly OGIT
                                          civic and charitable organizations.                           Communications, Inc.),
                                                                                                        Dendreon Corporation
                                                                                                        (formerly Activated Cell
                                                                                                        Therapy, Inc.), LaTIS, Inc.,
                                                                                                        Telestream, Inc., 3PF.com,
                                                                                                        Inc. (formerly ComAlliance,
                                                                                                        Inc.), BMG Seltec Corp.

                                                                                             NUMBER OF
                     POSITIONS                                                              PORTFOLIOS
                     HELD WITH                                                                IN FUND
NAME,                FUND AND             PRINCIPAL                                          COMPLEX    OTHER
ADDRESS(2)           LENGTH OF            OCCUPATION(S)                                      OVERSEEN   DIRECTORSHIPS
AND DATE OF BIRTH    SERVICE(3)           DURING PAST 5 YEARS                               BY TRUSTEE  HELD BY TRUSTEE
-------------------  -------------------  ------------------------------------------------  ----------  ----------------------------

In addition, two new non-interested Trustees took office on January 1, 2002.

Patricia L. Moss     Trustee since 2002   President and Chief Executive Officer, Cascade        2       Director, Cascade
Bend, OR                                  Bancorp & Bank of the Cascades since 1998,                    Bancorp and Bank of
(07/23/53)                                and Executive Vice President & Director, Chief                the Cascades
                                          Financial Officer, Chief Operating Officer,
                                          1987-1998; Director, Oregon Bankers
                                          Association; active in community and
                                          educational organizations.

Nancy Wilgenbusch    Trustee since 2002   President, Marylhurst University since                2       Chair, Oregon Regional
P.O. Box 261                              1984; member, Ethics Committee of the                         Advisory Board for
Marylhurst, OR                            American Institute of Certified Public                        PacifiCorp; Member,
(09/17/47)                                Accountants; active board member of a                         PacifiCorp Advisory Board
                                          number of civic organizations.                                for Scottish Power, an
                                                                                                        international energy
                                                                                                        company; Chair, Portland
                                                                                                        Branch of the Federal
                                                                                                        Reserve Bank of San
                                                                                                        Francisco; Director,
                                                                                                        Cascade Corporation, a
                                                                                                        leading international
                                                                                                        manufacturer of lift
                                                                                                        truck attachments.

OFFICERS

James M. McCullough  Senior Vice          Senior Vice President or Vice President of five      N/A      N/A
Portland, OR         President since      Aquila Bond and Equity Funds; Senior Vice
(06/11/45)           1999                 President of Aquila Distributors, Inc. since
                                          2000; Director of Fixed Income Institutional
                                          Sales, CIBC Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Kimball L. Young     Senior Vice          Co-portfolio manager, Tax-Free Fund For              N/A      N/A
Salt Lake City, UT   President since      Utah since 2001; Co-founder, Lewis Young
(08/07/46)           1999                 Robertson & Burningham, Inc., a NASD
                                          licensed broker/dealer providing public finance
                                          services to Utah local govern ments, 1995-
                                          2001; Senior Vice President of four Aquila
                                          Bond and Equity Funds; formerly Senior Vice
                                          President-Public Finance, Kemper Securities
                                          Inc., Salt Lake City, Utah.

Sherri Foster        Vice President       Senior Vice President, Hawaiian Tax-Free Trust
Lahaina, HI          since 1998           since 1993; Vice President or Assistant Vice
(07/27/50)                                President of four Aquila Cash and Equity
                                          Funds; Registered Representative of the              N/A     N/A
                                          Distributor since 1985.

                                                                                              NUMBER OF
                      POSITIONS                                                               PORTFOLIOS
                      HELD WITH                                                                 IN FUND
NAME,                 FUND AND             PRINCIPAL                                           COMPLEX    OTHER
ADDRESS(2)            LENGTH OF            OCCUPATION(S)                                       OVERSEEN   DIRECTORSHIPS
AND DATE OF BIRTH     SERVICE(3)           DURING PAST 5 YEARS                                BY TRUSTEE  HELD BY TRUSTEE
--------------------  ------------------   ------------------------------------------------   ----------  --------------------------
Christine L. Neimeth  Vice President       Vice President of three Aquila Bond and Equity         N/A     N/A
Portland, OR          since 1998           Funds; Management Information Systems
(02/10/64)                                 consultant, Hillcrest Ski and Sport, 1997;
                                           Institutional Municipal Bond Salesperson,
                                           Pacific Crest Securities, 1996; active in college
                                           alumni and volunteer organizations.

Rose F. Marotta       Chief Financial      Chief Financial Officer of the Aquilasm Group          N/A     N/A
New York, NY          Officer since        of Funds since 1991 and Treasurer, 1981-
(05/08/24)            1996                 1991; Treasurer and Director of STCM
                                           Management Company, Inc., since 1974;
                                           Treasurer of the Manager since 1984 and
                                           of the Distributor, 1985-2000.

Joseph P. DiMaggio    Treasurer since      Treasurer of the Aquilasm Group of Funds and           N/A     N/A
New York, NY          2000                 the Distributor since 2000; Controller, Van
(11/06/56)                                 Eck Global Funds, 1993-2000.

Edward M. W. Hines    Secretary since      Partner, Hollyer Brady Smith & Hines LLP,              N/A     N/A
New York, NY          1996                 legal counsel to the Fund, since 1989;
(12/16/39)                                 Secretary of the Aquilasm Group of Funds.

Robert W. Anderson    Assistant Secretary  Compliance Officer of the Manager since                N/A     N/A
New York, NY          since 2000           1998 and Assistant Secretary of the Aquilasm
(08/23/40)                                 Group of Funds since 2000; Consultant,
                                           The Wadsworth Group, 1995-1998.

John M. Herndon       Assistant Secretary  Assistant Secretary of the Aquilasm Group of           N/A     N/A
New York, NY          since 1996           Funds since 1995 and Vice President of the
(12/17/39)                                 five Aquila Money-Market Funds since 1990;
                                           Vice President of the Manager since 1990.

Lori A. Vindigni      Assistant Treasurer  Assistant Treasurer of the Aquilasm Group of           N/A     N/A
New York, NY          since 2000           Funds since 2000; Assistant Vice President of
(11/02/66)                                 the Manager since 1998; Fund Accountant
                                           for the Aquilasm Group of Funds, 1995-1998.

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Aquila Cascadia Equity Fund, 380 Madison Avenue, New York, NY 10017

(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended December 31, 2001, $204,435 of dividends paid by Aquila Cascadia Equity Fund, constituting 100% of total dividends paid during fiscal 2001, were long term capital gain relating to the prior fiscal year ending 3/31/01.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.
1562: